Zevenbergen Growth Fund

Investor Class	ZVNBX
Institutional Class	ZVNIX

Zevenbergen Genea Fund

Investor Class	ZVGNX
Institutional Class	ZVGIX

(Each a “Fund,” together, the “Funds” or “Zevenbergen Funds”)

Each a series of Trust for Advised Portfolios (the “Trust”)

Supplement dated February 28, 2018 to the

Prospectus and Summary Prospectuses each dated October 31, 2017

We are pleased to inform you that effective immediately, the investment minimums for the Zevenbergen Funds’ Institutional Classes will decrease from $250,000 to $50,000.

The “Purchase and Sale of Fund Shares” on pages 5 and 12 of the Prospectus, the “How to Buy Shares” on page 22 of the Prospectus, and the “Purchase and Sale of Fund Shares” on page 6 of each Summary Prospectus are replaced with the below language to reflect the Funds’ new investment minimums:

The minimum initial investment amount for the Investor Class is $2,500 and the minimum initial investment amount for the Institutional Class is $50,000. The minimum subsequent investment amount for the Investor Class is $100 and the minimum subsequent investment amount for the Institutional Class is $500.

The second bullet point under “How to Buy Shares” on Page 22 of the Prospectus is replaced with the below language to reflect the Funds’ new investment minimums:

 • any shareholder with an aggregate investment of $50,000 or more in the Funds;

Please retain this Supplement with the Prospectus and Summary Prospectus